UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Avenue, Suite 2400

New York, NY 10151

 (Address of principal executive offices)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

PINNACLE VALUE FUND                                                                                                                                        1

BERTOLET CAPITAL TRUST

Pinnacle Value Fund Annual Report                                                      December 31, 2022

Dear Fellow Shareholders,

Total Return	2022	2021	2020	2019	2018
Pinnacle Value Fund	1.1%	14.3%	3.4%	10.7%	(11.8)%
Russell 2000	-20.5%	14.8%	20.0%	25.5%	(11.0)%
S&P 500	-18.1%	28.7%	18.4%	31.5%	(4.4)%

(all returns include dividend reinvestment. Past returns do not predict future results. Results do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts).

Fund Performance

Our Fund’s NAV rose 1.1% in 2022, versus the benchmark Russell 2000 which fell 20.5%.  While we feel our stock selection was acceptable, we were also assisted by our large cash position which helped cushion the downside and now earns 4.1%. The portfolio remains conservatively positioned and we have cash to take advantage of any market dislocation. We continue to search for undervalued equities with strong fundamentals and reasonable valuations that provide a margin of safety to help limit the possibility of capital loss.

Overall the markets had a dismal first half followed by a slightly better second half. Macro factors such as inflation expectations, rising interest rates, recession fears, DC gridlock, slowing corporate profits and a Fed pivot to a more restrictive monetary policy all took a toll. At this point, higher for longer seems to be the Fed’s posture towards interest rates.  But unemployment remains low, wages are rising and recent inflation reports have been modestly positive. Economic forecasts are all over the map so stay tuned.

Contributors to and Detractors from Performance

As you can see from the following page, there were several contributors to performance, most of which were tied to robust energy prices. Seacor Marine, a Houston based operator of offshore supply vessels benefitted from higher offshore drilling rig activity worldwide. Powell Industries, also based in Houston, provides the electrical equipment needed to build out the petrochemical infrastructure now occurring along the Gulf of Mexico coast. Gulf Island Fabrication made an accretive acquisition, is finishing up marginal contracts and won a large fabrication contract for an offshore liquefied natural gas (LNG) facility. Finally, Dorian LPG continues to take advantage of robust demand for liquid petroleum gas (LPG) worldwide for heating and transportation delivered by its super tankers.

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Detractors from performance include Williams Industrial Services which lost some major awards and continues to deal with cost overages on several major contracts.  Management is reducing costs aggressively but they must figure out a way to grow revenues profitably. Another detractor was Culp Inc., a supplier of fabric to the furniture and bedding/mattress industries. Culp suffered from supply chain disruptions, inflationary pressures, a challenging labor market and significant manufacturing/sourcing in China where US- Sino relations are growing frostier. Finally, Bristow Group, which operates a worldwide fleet of helicopters, is having trouble transitioning from servicing offshore oil and gas rigs to a more diversified customer base including government and military search and rescue missions.

Outlook & Portfolio Positioning

The market remains volatile and has traded lower as it attempts to ascertain future interest rates and corporate earnings.  For the moment the Fed has adopted a hawkish tone on interest rates as an important means of fighting inflation. How high interest rates may go to slow the economy remains to be seen but the Fed appears adamant about getting inflation under control. Regards corporate earnings, some firms are already scaling back expectations and we may see more as the quarters unfold. Consumer demand appears to be slowing as paychecks buy less these days and stimulus money is receding. Many businesses are having trouble passing through higher material and labor costs which reduces margins. Many firms leveraged up during the good times and have too much debt and could become distressed if interest rates rise further.  Geopolitical tensions continue to simmer with almost daily headlines concerning Russia, China, Iran or North Korea.

So, we’ll stay conservative, let valuations be our guide and try to keep risk to a minimum. We’ll continue to take profits on fully valued positions and try to keep gains long term to minimize taxes. Given current valuations, we feel there is no room for error in today’s market.

By now you should have received your yearend statement.  Should you have any questions about your account or the Fund, don’t hesitate to call or write. We are positioned to invest our cash as opportunities become available and are searching diligently for such opportunities. Your portfolio manager remains a major Fund shareholder and buys shares opportunistically.

John E. Deysher                                                                                      Pinnacle Value Fund

President & Portfolio Manager                                                             745 Fifth Ave.- 2400

212-605-7100                                                                                            New York,  NY  10151

PINNACLE VALUE FUND                                                                                                                                        3

BERTOLET CAPITAL TRUST

TOP 10 POSITIONS	% net assets
1.Gulf Island Fabrication-engineering/design/construction	7.4%
2. Graham Corp- industrial equipment for govt./commercial clients	5.8
3. Bristow Group- helicopter services for govt./commercial clients	5.1
4. Powell Industries- electrical equipment & services	4.7
5. Seacor Marine- offshore supply vessels	3.1
6. Weyco Group- wholesale & retail shoes	3.0
7. Culp Inc.- fabrics for furniture & mattress coverings	2.7
8. Williams Industrial Services- industrial staffing & services	2.5
9. Hurco Cos.- machine tool systems	2.5
10 Patriot Transport- tank truck operator	2.2
Total	39.0%

YTD TOP 5 Contributors (includes dividends)
1. Seacor Marine	1.9%
2. Powell Industries	1.8
3. Gulf Island Fabrication	1.6
4. Dorian LPG	1.6
5. Graham Corp	0.6%

YTD TOP 5 Detractors (includes dividends)
1. Williams Industrial Services	-3.3%
2. Culp Inc.	-1.3
3. Bristow Group	-0.8
4. First Acceptance	-0.5
5. Patriot Transport	-0.3%

SECURITY CLASSIFICATIONS
Government Money Market Funds	38.2%
Industrial Goods & Services	15.4
Consumer Goods & Services	11.3
Energy	10.2
Construction & Fabrication	10.2
Transportation	4.6
Technology	4.0
Closed End & Exchange Traded Funds	3.0
Banks & Thrifts	1.5
Real Estate	1.1
Insurance	0.5
Total	100.0%

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Schedule of Investments December 31, 2022

Shares/Principal Amount		Basis	Market Value	% of Net Assets

COMMON STOCKS

Apparel & Textile
45,358	Crown Crafts, Inc.	$ 220,609	$ 242,211
174,688	Culp, Inc.	908,894	801,818
		1,129,503	1,044,029	3.57%
Banks & Thrifts
11,007	Hope Bancorp, Inc.	39,801	141,000
15,112	OP Bancorp	104,521	168,650
7,200	PCB Bancorp	71,028	127,368
		215,350	437,018	1.49%
Commercial & Professional Services
4,000	Healthcare Services Group, Inc.	52,272	48,000	0.16%

Construction & Fabrication
422,668	Gulf Island Fabrication, Inc. *	1,996,317	2,168,287
1,050	Preformed Line Products Co.	40,429	87,454
724,569	Williams Industrial Service Group, Inc. *	1,154,256	739,133
		3,191,002	2,994,874	10.23%
Energy
54,667	Bristow Group, Inc. *	694,038	1,483,116
29,270	Dorian LPG Ltd.	163,319	554,666
100	PHI Group, Inc. *	1,110	950
593	Sabine Royalty Trust	14,617	50,672
98,367	Seacor Marine Holdings, Inc. *	508,307	901,043
		1,381,391	2,990,447	10.21%
Furniture & Fixtures
8,353	Ethan Allen Interiors, Inc.	87,365	220,686
4,185	Flexsteel Industries, Inc.	37,086	64,449
20,920	Hooker Furnishings Corp.	278,728	391,204
		403,179	676,339	2.31%
Industrial Metals
23,631	Friedman Industries, Inc.	116,512	231,347
49,914	Universal Stainless & Alloy Products, Inc.	380,082	357,883
		496,594	589,230	2.01%
Insurance
113,739	First Acceptance Corp. *	95,561	84,736
1,469	Mercury General Corp.	51,585	50,240
		147,146	134,976	0.46%
Power Equipment
6,183	AstroNova, Inc. *	52,315	79,266
177,135	Graham Corp. *	1,513,840	1,704,039
27,413	Hurco Cos., Inc.	694,267	716,302
4,157	LSI Industries, Inc.	11,327	50,882
39,200	Powell Industries, Inc.	805,932	1,379,056
		3,077,681	3,929,545	13.42%
Real Estate
4,207	Getty Realty Corp.	51,107	142,407
1,900	Potlatch Deltic Corp.	41,885	83,581
3,255	Regency Affiliates, Inc.	12,760	22,459
4,000	Tri Pointe Group, Inc. *	60,950	74,360
		166,702	322,807	1.10%

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        5

BERTOLET CAPITAL TRUST

Schedule of Investments (Continued) December 31, 2022

Shares/Principal Amount		Basis	Market Value	% of Net Assets

Retail
2,000	Shoe Carnival, Inc.	14,439	47,820
13,729	The Buckle, Inc.	187,262	622,610
41,066	Weyco Group, Inc.	934,208	868,956
		1,135,909	1,539,386	5.26%
Technology
804	Amtech Systems, Inc. *	6,136	6,110
5,000	Benchmark Electronics, Inc.	101,230	133,450
53,576	Coda Octopus Group, Inc. *	267,551	367,531
35,190	Costar Technologies, Inc. (a) *	224,066	123,165
178,635	Daktronics, Inc. *	577,369	503,751
9,562	Ultralife Corp. *	41,610	36,909
		1,217,962	1,170,916	4.00%
Transportation
26,682	Heartland Express, Inc.	379,993	409,302
1,500	Kirby Corp. *	57,269	96,525
7,000	Miller Industries, Inc.	160,911	186,620
91,787	Patriot Transportation Holdings, Inc. *	893,715	645,263
		1,491,888	1,337,710	4.57%

Total for Common Stock		$14,106,579	$ 17,215,277	58.79%

Closed-End & Exchange Traded Funds
4,378	Barings Participation Investor	56,770	53,937
17,100	Sprott Gold Miners ETF	316,339	423,396
13,822	Sprott Junior Gold Miners ETF	310,477	399,207

Total for Closed-End & Exchange Traded Funds		$ 683,586	$ 876,540	2.99%

SHORT TERM INVESTMENTS
Money Market Fund
1,000,000	Invesco Government & Agency Portfolio Institutional Class 4.22% **	1,000,000	1,000,000
10,397,282	First American Government Obligation Fund Class Z 4.06% **	10,397,282	10,397,282

Total for Short Term Investments		$11,397,282	$ 11,397,282	38.92%

	Total Investments	$26,187,447	$ 29,489,099	100.71%

	Liabilities in excess of other assets		(208,201)	(0.71)%

	Net Assets		$ 29,280,898	100.00%

(a) Level 2 Security

* Non-Income producing securities.

** Variable rate security; the money market rate shown represents the yield at December 31, 2022.

The accompanying notes are an integral part of the financial statements.

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Statement of Assets and Liabilities
December 31, 2022

Assets:
Investment Securities at Market Value	$ 29,489,099
(Identified Cost $26,187,447)
Cash	1,000
Receivables:
Dividends and Interest	59,317
Prepaid Expenses	3,800
Total Assets	29,553,216
Liabilities:
Payable to Advisor	252,946
Accrued Expenses	19,372
Total Liabilities	272,318
Net Assets	$ 29,280,898

Net Assets Consist of:
Paid-In Capital	$ 25,825,460
Distributable Earnings	3,455,438
Net Assets	$ 29,280,898
Net Asset Value and Redemption Price
Per Share ($29,280,898/2,042,715 shares outstanding), no par value, unlimited
shares authorized	$ 14.33

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        7

BERTOLET CAPITAL TRUST

Statement of Operations
For the year ended December 31, 2022

Investment Income:
Dividends	$ 526,052
Interest	151,728
Total Investment Income	677,780
Expenses:
Investment Advisor Fees (Note 3)	361,644
Transfer Agent & Fund Accounting Fees	38,000
Insurance Fees	16,002
Audit Fees	15,008
Trustee Fees	9,606
Custodial Fees	8,639
Registration Fees	5,371
Miscellaneous Fees	4,599
Legal Fees	2,000
Printing & Mailing Fees	1,207
Total Expenses	462,076
Advisory Fees Waived by Advisor	(103,325)
Net Expenses	358,751

Net Investment Income	319,029

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	2,190,477
Capital Gain Distributions from Regulated Investment Companies	8,145
Change in Unrealized Appreciation on Investments	(2,154,818)
Net Realized and Unrealized Gain on Investments	43,804

Net Increase in Net Assets from Operations	$ 362,833

The accompanying notes are an integral part of the financial statements.

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Statements of Changes in Net Assets
	Year	Year
	Ended	Ended
	12/31/2022	12/31/2021
From Operations:
Net Investment Income	$ 319,029	$ 370,171
Net Realized Gain on Investments	2,190,477	2,714,525
Capital Gain Distributions from Regulated Investment Companies	8,145	3,324
Net Change In Unrealized Appreciation (Depreciation)	(2,154,818)	1,121,526
Net Increase in Net Assets from Operations	362,833	4,209,546

From Distributions to Shareholders:
Distributions	(2,747,993)	(2,347,239)
Total Distributions to Shareholders	(2,747,993)	(2,347,239)

From Capital Share Transactions:
Proceeds From Sale of Shares	987,518	484,509
Shares issued in Reinvestment of Dividends	2,534,839	2,156,068
Cost of Shares Redeemed (a)	(3,963,292)	(1,713,102)
Net Increase (Decrease) from Shareholder Activity	(440,935)	927,475

Net Increase (Decrease) in Net Assets	(2,826,095)	2,789,782

Net Assets at Beginning of Year	32,106,993	29,317,211
Net Assets at End of Year	$ 29,280,898	$32,106,993

Share Transactions:
Issued	67,880	27,924
Reinvested	176,031	138,147
Redeemed	(252,921)	(100,803)
Net Increase (Decrease) in shares	(9,010)	65,268
Shares outstanding beginning of Year	2,051,725	1,986,457
Shares outstanding end of Year	2,042,715	2,051,725

(a) Net of Redemption Fees of $0 for the year ended December 31, 2022, and $23 for the year ended December 31, 2021.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        9

BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout each year.
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Net Asset Value -
Beginning of Year	$ 15.65	$ 14.76	$ 14.27	$ 13.21	$ 15.63
Net Investment Income (Loss) *	0.17	0.19	0.10	0.06	0.05
Net Gains or Losses on Securities
(realized and unrealized)	0.01	1.90	0.39	1.34	(1.88)
Total from Investment Operations	0.18	2.09	0.49	1.40	(1.83)

Distributions from Net Investment Income	(0.16)	(0.36)	-	- (a)	(0.06)
Distributions from Capital Gains	(1.34)	(0.84)	-	(0.34)	(0.53)
Total Distributions	(1.50)	(1.20)	-	(0.34)	(0.59)

Paid-in Capital from Redemption Fees (Note 2) (a)	-	-	-	-	-

Net Asset Value -
End of Period/Year	$ 14.33	$ 15.65	$ 14.76	$ 14.27	$ 13.21

Total Return	1.14%	14.31%	3.43%	10.66%	(11.75)%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 29,281	$ 32,107	$ 29,317	$ 30,886	$ 36,034

Before Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.60%	1.56%	1.66%	1.60%	1.50%
Ratio of Net Income to Average Net Assets	0.75%	0.80%	0.37%	0.09%	0.15%

After Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.24%	1.24%	1.24%	1.24%	1.33%
Ratio of Net Income to Average Net Assets	1.10%	1.12%	0.79%	0.45%	0.32%

Portfolio Turnover Rate	39.67%	7.48%	48.23%	19.50%	31.51%

* Per share net investment Income (loss) determined on average shares outstanding during year.

(a) Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

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 1.)

ORGANIZATION:

Pinnacle Value Fund (“Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

                        interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks.  Transfers between levels are recognized at the end of a reporting period. Transfer from Level 1 to Level 2 results when a security priced previously with an official close price (Level 1) has no official close price so the bid price is used. The below table summarizes the inputs used at December 31, 2022:

	Level 1	Level 2	Level 3	Total
Equity (a)	$ 17,092,112	$ 123,165	$ -	$ 17,215,277
Closed-end & Exchange Traded Funds	876,540	-	-	876,540
Money Market Funds	11,397,282	-	-	11,397,282
Investments at Market	$ 29,365,934	$ 123,165	$ -	$ 29,489,099

(a) See Schedule of Investments for industry breakout.

There were no transfers between levels at period end.  The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) at any time during the year ended December 31, 2022. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

PINNACLE VALUE FUND                                                                                                                                        11

BERTOLET CAPITAL TRUST

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For the year ended December 31, 2022, the Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At December 31, 2022 the Fund held approximately 39% of net assets in money market funds.  These include the First American Government Obligations Fund which normally invests in government and agency securities with an objective of maximum current income consistent with capital preservation and maintaining liquidity and the Invesco Government & Agency Fund.

As of December 31, 2022 the Fund had approximately 36% of its assets in First American Government Obligation Fund - Class Z (Ticker: FGZXX). The investment in this fund is approximately 0.03% of the fund’s net assets which was approximately $38.5 billion dollars at December 31, 2022. If the Adviser determines that it is in the best interest of Fund shareholders, the Adviser may redeem this investment.  Further information on these funds is available at www.sec.gov.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2022 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder.  For the year ended December 31, 2022, $0 of early redemption fees were returned to the Fund through shareholder redemptions.  There were $23 in early redemption fees for the year ended December 31, 2021.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets up to $300 million, and an annual rate of 1% of the Fund’s average daily net assets thereafter.  For the year ended December 31, 2022, Adviser earned $361,644 in fees which are paid yearly.  For the year ended December 31, 2022, the Adviser waived $103,325 in advisory fees.

A Fund officer and trustee is also an officer and trustee of the Adviser.  Advisory Agreement provides for expense reimbursement and fee waivers by Adviser, if Fund Annual Total Expenses exceed 1.24%, of average daily net assets through April 30, 2023.

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Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.  Adviser is entitled to recoup $111,277 through December 31, 2023, $105,697 through December 31, 2024, and $103,325 through December 31, 2025.

4.)

PURCHASES AND SALES OF SECURITIES

For year ended December 31, 2022, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $7,551,221 and $6,969,160, respectively.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after October 31, 2022.  Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

For the year ended December 31, 2022 the Fund paid an ordinary income distribution of $0.16 per share, and a long-term capital gain of $1.34 per share.  For the year ended December 31, 2021 the Fund paid an ordinary income distribution of $0.36 per share, a long-term capital gain of $0.82 per share, and, a short-term capital gain of $0.02 per share.

The tax nature of distributions paid during the year ended December 31, 2022 and year ended December 31, 2021, were as follows:

	2022	2021
Ordinary Income	$ 295,735	$ 751,384
Long Term Capital Gain	$2,452,259	$1,595,855
	$2,747,994	$2,347,239

At December 31, 2022, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes	$ 26,242,005

Gross tax unrealized appreciation	$ 4,303,877
Gross tax unrealized depreciation	(1,056,783)
Net tax unrealized appreciation	3,247,094
Undistributed ordinary income	23,294
Accumulated capital and other gains - net	185,050
Total Distributable Earnings	$ 3,455,438

At December 31, 2022, the Fund had no capital loss carryforwards. At December 31, 2022, the Fund had no post-October losses.

6.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; management considers the risk of loss from such claims to be remote.

7.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to year end. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

PINNACLE VALUE FUND                                                                                                                                        13

BERTOLET CAPITAL TRUST

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and

Shareholders of Bertolet Capital Trust

New York, New York

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pinnacle Value Fund, a series of shares of Bertolet Capital Trust, including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of Pinnacle Value Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

       TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 28, 2023

 14                                                                                                                                          PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-PORT filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-PORT was filed with the SEC on Nov. 29, 2004. Fund Form N-PORTs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION (Unaudited)

Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (67)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Edward P. Breau, CFA (89)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (67)	Trustee	Unlimited	Counsel, CCO	None
		Since Inception	JG Wentworth (finance)

James W. Denney (57)	Trustee	Unlimited	Entrepreneur	None
		Since Inception	Private Investor

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

PINNACLE VALUE FUND                                                                                                                                        15

BERTOLET CAPITAL TRUST

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 50 S.16th Street - 2900, Philadelphia PA 19102

 Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur ongoing costs which typically include management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2022	December 31, 2022	July 1, 2022 to December 31, 2022

Actual	$1,000.00	$1,011.39	$6.29
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.95	$6.31

* Expenses are equal to the Fund's annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVERAGE ANNUAL RATE OF RETURN (%) FOR YEAR ENDED DECEMBER 31, 2022

	1 Year	3 Year	5 Year	10 Year
Pinnacle Value Fund	1.14%	6.14%	3.17%	4.56%
Russell 2000 Index	-20.44%	3.10%	4.13%	9.01%

Chart assumes an initial investment of $10,000 made on 1/1/2013.  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

 16                                                                                                                                          PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

Pinnacle Value Fund $15,624
Russell 2000 Index $22,803
$40,000
$38,000
$36,000
$34,000
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
6/30/2013
12/31/2013
6/30/2014
12/31/2014
6/30/2015
12/31/2015
6/30/2016
12/31/2016
6/30/2017
12/31/2017
6/30/2018
12/31/2018
6/30/2019
12/31/2019
6/30/2020
12/31/2020
6/30/2021
12/31/2021
6/30/2022
12/31/2022

PINNACLE VALUE FUND®

A SERIES OF THE

BERTOLET CAPITAL TRUST

ANNUAL REPORT

DECEMBER 31, 2022

www.pinnaclevaluefund.com

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate.

Item 4. Principal Accountant Fees and Services

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of  federal, state and excise tax returns.

                                                                                            FYE 12/31/22      FYE 12/31/21

Audit services                                                                        $12,600                 $12,600

Tax services                                                                             $2,800                   $2,800

Audit committee has adopted pre-approval policies & procedures requiring the audit committee to pre-approve all audit, tax and non-audit services of registrant including services provided to any entity affiliated with registrant. All of principal accountant’s hours spent auditing the registrant’s financial statements were attributable to work performed by full time permanent employees of the principal accountant.

The following table shows all non-audit fees billed by registrant’s principal accountant for services to registrant and registrant’s investment adviser for last 2 years. The audit committee has considered whether non-audit services rendered to registrant’s adviser is compatible with maintaining the accountant’s independence and has concluded that the rendering of non-audit services has not compromised the accountant’s independence.

Non-audit fees                                                                  FYE 12/31/22    FYE 12/31/21

Registrant                                                                                          $0                      $0

Registrant’s Investment Adviser                                                       $0                      $0

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental 7 basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities.

A registrant must disclose: (1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant; (2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized; (3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; (4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and (5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, duly authorized.

By /s/ John E. Deysher

          President

          Bertolet Capital Trust

Date: March 6, 2023